                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-32928, 333-32930, 333-32932, 333-49414 and
333-80379) and Form S-8 (Nos. 333-30943, 333-50519, 333-41594, and 333-49410) of
Netergy Networks, Inc. of our report dated May 4, 2001 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

San Jose, California

May 24, 2001